Eos Energy Enterprises Appoints Cybersecurity and Software Leader Haiyan Song to Board of Directors, Names Marie Martin Chief Legal Officer in Planned Transition Song brings deep technology, cybersecurity, software, edge computing, and digital infrastructure expertise as Eos scales American-made energy storage for an increasingly complex grid Pittsburgh-based Martin brings two decades of legal and governance leadership at global industrial companies to strengthen Eos’ foundation as it scales U.S. manufacturing and commercial deployment PITTSBURGH, PA, JULY 9, 2026 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long- duration energy storage (LDES) systems sourced and manufactured in the United States, today announced the appointment of Haiyan Song to its Board of Directors and a planned leadership transition of the Company’s Chief Legal Officer. The announcements come as Eos scales U.S. manufacturing and accelerates commercial deployments. The Company is building the technology, talent, and governance foundation to lead in an energy storage market being reshaped by surging electricity demand, tightening grid constraints, and the growing role of data, software, and cybersecurity in how storage systems are built, secured and operated. Board Appointment Song brings more than three decades leading software, cloud, cybersecurity, data, and enterprise technology businesses, most recently as Executive Vice President of NetApp’s CloudOps business, with prior senior leadership roles at F5, Splunk and Hewlett Packard Enterprise spanning product, engineering, cloud, cybersecurity and go-to-market functions at global scale. She also brings public and private board experience through her service on the boards of CSG and Kodiak Solutions. Her appointment will strengthen Eos’ software, data, and cybersecurity strategy. Song’s software and edge computing expertise will support Eos as storage systems increasingly operate as intelligent assets at the grid edge, processing data and making operating decisions closer to where power is stored and delivered through platforms like the Company’s DawnOS™ operating system. “Eos has built a differentiated energy storage platform backed by strong technology and manufacturing capabilities in a market that is becoming increasingly important to the future of American energy infrastructure,” said Song. “As energy storage systems continue to evolve, software, data and analytics will play a larger role in performance, operations and customer experience. I look forward to working with the Board and leadership team as Eos executes its strategy.” “Haiyan brings proven cybersecurity, cloud and software expertise to our Board,” said Joe Nigro, Chairman of the Board. “Her perspective complements the manufacturing, industrial and energy expertise already on our Board, and will directly strengthen how we build, secure and operate our platform as Eos scales.”

2 As part of the Board transition, Greg Nixon has elected to step down from his role as a preferred stock director. Nate Fick, who joined the Board in March 2026, will transition from his independent director seat to the preferred stock director seat. Song will join the Board as an independent director, filling the seat vacated by Fick, effective July 9, 2026. Following these changes, the size of the Board, the number of independent directors, and the number of preferred stock directors remain unchanged. “Greg has been a respected colleague and valued contributor to the Board, and we are grateful for his service,” added Nigro. “His insight and commitment helped guide Eos through a period of significant manufacturing expansion and governance advancement. He helped build a strong and enduring foundation for the Company’s partnership with Cerberus that carries forward as Nate assumes the preferred stock director seat.” “I’ve watched Eos transform into a company built to lead in this industry, and it’s been rewarding to be part of that progress,” said Nixon. “Eos has gone from a company proving out its technology to one manufacturing at scale in the U.S. That’s a hard transition to make, and this team has made it.” Chief Legal Officer Transition Eos also announced the appointment of Marie Batz Martin as Chief Legal Officer effective July 13, 2026, bringing more than 20 years of legal, compliance and corporate governance leadership at global industrial and manufacturing companies to a business moving fast on multiple fronts. Michael Silberman, Eos’ current Chief Legal Officer, will remain with the Company as a non-executive employee through September 11, 2026, in support of the planned smooth transition. Martin most recently served as Global Vice President and Chief Compliance Officer at Coherent Corp., where she led global compliance programs and business integration across a multi-billion-dollar enterprise. She previously served as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer at FlightSafety International, and spent more than a decade at Alcoa and Arconic advising executive leadership on strategic transactions, regulatory matters, and large-scale manufacturing initiatives. “Marie has built high-performing teams and advised complex global businesses through periods of growth and operational change,” said Joe Mastrangelo, Eos Chief Executive Officer. “She brings the legal expertise, judgment, and public-company experience Eos needs as we execute our strategy and scale the business.” “What stands out about Eos is its pace of execution and the opportunity to help build a company at a defining stage of growth,” said Martin. “I’m looking forward to partnering across the business to keep that momentum building.” Silberman leaves after steering Eos’ legal organization through a pivotal period, helping execute several of the Company’s most important strategic, financing, and operational initiatives, including procuring the U.S. Department of Energy loan, securing the Cerberus Capital Management LP strategic investment, and launching Frontier Power USA. His leadership and counsel helped strengthen the Company’s foundation and position Eos for its current phase of commercial and operational execution.

3 “It has been a privilege to be part of Eos’ journey through several pivotal years,” said Silberman. “I have tremendous confidence in the Company’s future and believe in the value of having legal leadership based in Pittsburgh to be closely connected to the business and its operations.” “We thank Michael for his leadership, partnership, and significant contributions to Eos over the years,” added Mastrangelo. “His counsel and commitment were pivotal in guiding the Company through an important chapter in our evolution, and we are grateful for his dedicated service and lasting impact. We wish Michael and his family all the best in this next chapter.” About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours) and provides customers with significant operational flexibility to cost effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and the information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating

4 results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. ##